INDEMNITY, SUBROGATION and CONTRIBUTION
                    AGREEMENT dated as of June 14, 1993, as amended and restated as of August 3, 1994, among ECKERD CORPORATION, a Delaware corporation (the "Borrower"), each subsidiary of the Borrower party
                    hereto (collectively, the "Guarantors"), and
                    CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

               Reference is made to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the Credit Agreement ), among the Borrower, the financial institutions party thereto, as lenders (the Lenders ), Chemical Bank
and
          NationsBank of Florida, N.A., a national banking association
          ("NationsBank"), as managing agents and as swingline lenders
          (in such latter capacity, each a Swingline Lender ), and Chemical Bank, as administrative agent (in such capacity, the Administrative Agent ) for the Lenders, the Swingline Lenders and Fronting Banks.

               The Lenders and the Swingline Lenders have agreed to make Loans and Swingline Loans, respectively, to the Borrower, and the Fronting Banks have agreed to issue Letters of Credit and originate Bankers' Acceptances for the
          account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed such Loans and such Swingline Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrower under the
Credit
          Agreement pursuant to the Guarantee Agreement (for purposes of this Agreement, the Guarantees ) and, in certain cases, have granted Liens on and security interests in certain of their assets to secure such Loans, such Swingline Loans and such Guarantees. The obligations of the Lenders to make Loans, of the Swingline Lenders to make Swingline Loans and of the Fronting Banks to issue Letters of Credit and to originate Bankers' Acceptances are conditioned on, among other things, the execution and delivery by the Borrower
and
          the Guarantors of an agreement in the form hereof. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  Accordingly, the Borrower, each Guarantor and the Collateral Agent agree as follows:

               SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), the Borrower agrees that (a) in the event a payment shall be made by any Guarantor under the Guarantee Agreement, the Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the person to whom such payment shall have been made to the extent of such payment and
          (b) in the event any assets of any Guarantor shall be sold pursuant to any mortgage, security agreement or similar instrument or agreement to satisfy a claim of any Lender, any Swingline Lender or either Fronting Bank, the Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

               SECTION 2. Contribution and Subrogation. Each
Guarantor
          agrees (subject to Section 3) that in the event a payment shall be made by any Guarantor under the Guarantee
Agreement
          or assets of any Guarantor shall be sold pursuant to any mortgage, security agreement or similar instrument or agreement to satisfy a claim of any Lender, any Swingline Lender or either Fronting Bank and such Guarantor (the
           Claiming Guarantor ) shall not have been indemnified by the
          Borrower as provided in Section 1, each other Guarantor (a Contributing Guarantor ) shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of
          such assets, as the case may be, multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof. Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this
          Section 2 shall be subrogated to the rights of such Claiming
          Guarantor under Section 1 to the extent of such payment.

               SECTION 3. Subordination. Notwithstanding any provision
          of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible
          payment in full of the Obligations; provided, however, that to the extent any right of indemnity, contribution or subrogation that a Guarantor might have pursuant to this Agreement or otherwise would render such Guarantor a creditor of the Borrower within the meaning of Section 547 of Title 11 of the United State Code as now in effect or hereafter amended or any comparable provision of any successor statute, such Guarantor hereby irrevocably waives such right of indemnity, contribution or subrogation. No failure on the part of the Borrower or any Guarantor to make
          the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to any Guarantee, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under each such Guarantee.

               SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is
          outstanding and has not been indefeasibly paid in full in cash, and so long as the LC/BA Exposure has not been reduced
          to zero or any of the Commitments or the LC/BA Commitment under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case
          may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise.

               SECTION 5. GOVERNING LAW. THIS AGREEMENT SHALL BE
          GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 6. No Waiver. No failure on the part of the Collateral Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial
          exercise of any such right, power or remedy by the Collateral Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right,
          power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Collateral Agent and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

               SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in
          Section 16 of the Guarantee Agreement and addressed as specified in such Section 16.
               SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors
and
          assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained
          in this Agreement shall bind and inure to the benefit of their respective successors and assigns. None of the Borrower and the Guarantors may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders.

               SECTION 9. Survival of Agreement; Severability. (a)
All
          covenants and agreements made by each of the Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Collateral Agent, the other Secured Parties and each Guarantor and shall survive the making by the Lenders of the
          Loans, the making by the Swingline Lenders of the Swingline Loans, the issuance of the Letters of Credit and the origination of the Bankers' Acceptances by the Fronting Banks, and the execution and delivery to the Lenders of the Notes and to the Swingline Lenders of the Swingline Notes evidencing such loans and shall continue in full force and effect as long as the principal of or any accrued interest on any Notes or any Swingline Notes or any other fee or amount payable under any Note, Swingline Note, Letter of Credit or Bankers' Acceptance or this Agreement or, without duplication of the foregoing, under any of the other Loan Documents or under the Credit Agreement is outstanding and unpaid or the LC/BA Exposure does not equal zero and as long
          as the Commitments and the LC/BA Commitment have not been terminated.

               (b) In case any one or more of the provisions contained
          in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

               SECTION 10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to the Collateral Agent.

                  SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit
          Agreement shall be applicable to this Agreement.

               SECTION 12. Jurisdiction; Consent to Service of Process. (a) Each of the Borrower and each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court
or
          Federal court of the United States of America sitting in New
          York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any
          such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that
a
          final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
          Each of the parties hereto agrees that it will not institute or seek to institute any action or proceeding arising out of or relating to this Agreement (other than an action or proceeding seeking enforcement of a judgment) in any forum other than a New York State court or Federal court of the United States of America sitting in New York City.

               (b) Each of the Borrower and each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court of the
          United States of America sitting in New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any
          such court.

               (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in
          Section 7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other
          manner permitted by law.

               SECTION 13. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable
          law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto
          (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation,
          seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual
          waivers and certifications in this Section.

               SECTION 14. Additional Guarantors. Pursuant to Section 6.10(b) of the Credit Agreement, each Subsidiary that was not in existance or not a Subsidiary on the date hereof or that was previously on Inactive Subsidiary is required to enter into this Agreement as a Guarantor upon or, in the case of an Inactive Subsidiary, prior to becoming a Subsidiary. Upon execution and delivery, after the date hereof, by the Collateral Agent and a subsidiary of the Borrower of an instrument in the form of Annex 1, such subsidiary of the Borrower shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. Pursuant to paragraph (q)
of
          Article VIII of the Credit Agreement, an Event of Default will occur if any Person (referred to herein as a Parent Guarantor ) becomes the owner or holder of record of all the
          common equity securities of the Borrower and, prior to or simultaneously with obtaining such shares, fails, among other things, to enter into this Agreement (or a similar agreement) as a Guarantor. Upon execution and delivery, after the date hereof, by the Collateral Agent and a Parent Guarantor of an instrument in the form of Annex 2, such Parent Guarantor shall become a Guarantor hereunder with the
          same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition
          of any new Guarantor as a party to this Agreement.

               IN WITNESS WHEREOF, the parties hereto have caused this
          Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                           ECKERD CORPORATION,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           CLORWOOD DISTRIBUTORS,
INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           ECKERD CONSUMER PRODUCTS,
                                           INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           ECKERD FLEET, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           ECKERD HOLDINGS II, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           ECKERD'S WESTBANK, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           ECKERD TOBACCO COMPANY,
                                           INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           E.I.T., INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           INSTA-CARE HOLDINGS, INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           INSTA-CARE PHARMACY
                                           SERVICES CORPORATION,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           P.C.V., INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           PHARMACY DYNAMICS GROUP,
                                           INC.,

                                            by
                                              /s/ Martin W. Gladysz

                                              Name: Martin W. Gladysz
                                              Title: Vice President

                                           CHEMICAL BANK, as
                                           Collateral Agent,

                                            by
                                              Meredith Vanden Handel

                                              Name:  Meredith Vanden

                                                     Handel
                                              Title: Vice President


                                        Annex 1 to
                                        the Indemnity, Subrogation
and
                                         Contribution Agreement

                         SUPPLEMENT NO.     dated as of     , to the
                    Indemnity, Subrogation and Contribution Agreement dated as of June 14, 1993, as amended and restated
                    as of August 3, 1994 (the "Indemnity, Subrogation and Contribution Agreement"), among ECKERD CORPORATION, a Delaware corporation (the "Borrower"), each subsidiary of the Borrower party
                    thereto (collectively, the "Guarantors") and
                    CHEMICAL BANK, a New York banking corporation ("Chemical Bank"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                    A. Reference is made to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank and NationsBank of Florida, N.A., a national banking association ("NationsBank"), as managing agents and as swingline lenders (in such latter capacity, each a "Swingline Lender"), and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the
          Lenders, the Swingline Lenders and the Fronting Banks.

                    B.  Capitalized terms used herein and not
          otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

                    C. Certain Subsidiaries of the Borrower have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans, the Swingline Lenders to make Swingline Loans and the Fronting Bank to issue Letters of Credit and originate Bankers' Acceptances. Pursuant to Section 6.10(b) of the Credit Agreement, each Subsidiary of the Borrower that was not in existence or not a Subsidiary of the Borrower on the date thereof or that was previously an Inactive Subsidiary is required to enter into the Indemnity, Subrogation and Contribution Agreement as a Guarantor upon or, in the case of an Inactive Subsidiary, prior to becoming a Subsidiary.
          Section 14 of the Indemnity, Subrogation and Contribution Agreement provides that additional subsidiaries of the Borrower may become Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Guarantor") is a subsidiary of the
          Borrower and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans, the Swingline Lenders to make additional Swingline Loans and the Fronting Banks to issue additional Letters of Credit and originate additional Bankers' Acceptances and as consideration for Loans and Swingline Loans previously made,
          Letters of Credit previously issued and Bankers'
Acceptances
          previously originated.

                    Accordingly, the Collateral Agent and the New Guarantor agree as follows:
                    SECTION 1. In accordance with Section 14 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.
                    SECTION 2.  The New Guarantor represents and
          warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                    SECTION 3.  This Supplement may be executed in
two
          or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become
          effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

                    SECTION 4.  Except as expressly supplemented
          hereby, the Indemnity, Subrogation and Contribution
          Agreement shall remain in full force and effect.

                    SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                    SECTION 6.  In case any one or more of the
          provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision
          for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution
Agreement
          shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                    SECTION 7.  All communications and notices
          hereunder shall be in writing and given as provided in
          Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature, which supplements Schedule I to the Guarantee Agreement, with a copy to the Borrower.

                       SECTION 8.  The New Guarantor agrees to
reimburse
          the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

                    IN WITNESS WHEREOF, the New Guarantor and the
          Collateral Agent have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                           [NAME OF NEW GUARANTOR],

                                             by


                                                Name:
                                                Title:
                                                Address:








                                    CHEMICAL BANK, as Collateral
Agent,

                                    by



                                    Name:
                                    Title:



                                                Annex 2 to
                                         the Indemnity, Subrogation
and
                                                 Contribution
Agreement

                            SUPPLEMENT NO.     dated as of     , to
the
                       Indemnity, Subrogation and Contribution
                       Agreement dated as of June 14, 1993, as
amended
                       and restated as of August 3, 1994 (the
                       "Indemnity, Subrogation and Contribution
                       Agreement"), among ECKERD CORPORATION, a
                       Delaware corporation (the "Borrower"), each subsidiary of the Borrower party thereto (collectively, the "Guarantors") and CHEMICAL BANK, a New York banking corporation
("Chemical
                       Bank"), as collateral agent (the "Collateral
                       Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

                  A. Reference is made to the Credit Agreement dated as of June 14, 1993, as amended and restated as of August 3, 1994 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions party thereto, as lenders (the "Lenders"), Chemical Bank and NationsBank of Florida, N.A., a national banking association ("NationsBank"), as managing agents and as swingline lenders (in such latter capacity, each a "Swingline Lender"), and Chemical Bank, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, the Swingline
Lenders
        and the Fronting Banks.

                  B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

                  C. Certain Subsidiaries of the Borrower have entered
        into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Loans, the Swingline Lenders to make Swingline Loans and the Fronting Banks to issue
        Letters of Credit and originate Bankers' Acceptances.
Pursuant
        to paragraph (q) of Article VIII of the Credit agreement, an Event of Default will occur if any Person (referred to herein as a "Parent Guarantor") becomes the owner or holder of record
        of all the common equity securities of the Borrower and, prior to or simultaneously with obtaining such shares, fails, among other things, to enter into the Guarantee Agreement (or a similar agreement) as a Guarantor. Section 14 of the Indemnity, Subrogation and Contribution Agreement provides that
        any Parent Guarantor may become a Guarantor under the Indemnity, Subrogation and Contribution Agreement by
execution
        and delivery of an instrument in the form of this Supplement.

        The undersigned (the "New Guarantor") is a Parent Guarantor of the Borrower and is executing this Supplement in accordance with the provisions of the Credit Agreement to become a Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make additional Loans, the Swingline Lenders to make additional Swingline
Loans
        and the Fronting Banks to issue additional Letters of Credit and originate additional Bankers' Acceptances and as consideration for Loans and Swingline Loans previously made, Letters of Credit previously issued and Bankers' Acceptances previously originated.

                  Accordingly, the Collateral Agent and the New
        Guarantor agree as follows:

                  SECTION 1. In accordance with Section 14 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the
        Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties
        made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor"
in
        the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

                  SECTION 2.  The New Guarantor represents and
warrants
        to the Collateral Agent and the other Secured Parties that this
        Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as
        the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium
or
        other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  SECTION 3.  This Supplement may be executed in two
or
        more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Collateral Agent.

                  SECTION 4.  Except as expressly supplemented
hereby,
        the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

                  SECTION 5.  THIS SUPPLEMENT SHALL BE GOVERNED BY,
AND
        CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW
        YORK.

                  SECTION 6.  In case any one or more of the
provisions
        contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but
        the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected
or
        impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.  All communications and notices
hereunder
        shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall
        be given to it at the address set forth under its signature below, which supplements Schedule I to the Guarantee
Agreement,
        with a copy to the Borrower.

                  SECTION 8.  The New Guarantor agrees to reimburse
the
        Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees,
        other charges and disbursements of counsel for the Collateral
        Agent.

                  IN WITNESS WHEREOF, the New Guarantor and the
        Collateral Agent have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.

                                   [NAME OF NEW GUARANTOR],

                                      by

______________________________
                                        Name:
                                        Title
                                        Address:
____________________

____________________

____________________

                                      CHEMICAL BANK, as Collateral
Agent

                                      by

______________________________
                                        Name:
                                        Title